       As filed with the Securities and Exchange Commission on October 24, 1997
                                                     Registration No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington D.C. 20549

                                ---------------------

                                       FORM S-8

                                REGISTRATION STATEMENT
                                        Under
                              THE SECURITIES ACT OF 1933

                                 --------------------

                                COSTILLA ENERGY, INC.
                  (Exact name of issuer as specified in its charter)

                   DELAWARE                               75-2658940
         (State or other jurisdiction of              (I.R.S. Employer
         incorporation or organization)               Identification No.)

         400 WEST ILLINOIS, SUITE 1000                      79701
                 MIDLAND, TEXAS                           (Zip Code)
    (Address of principal executive offices)

                         OUTSIDE DIRECTORS STOCK OPTION PLAN
                               OF COSTILLA ENERGY, INC.
                               (Full Title of the Plan)

                                 --------------------

                                    BOBBY W. PAGE
                  SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                                COSTILLA ENERGY, INC.
                            400 WEST ILLINOIS, SUITE 1000
                                 MIDLAND, TEXAS 79701
                                    (915) 683-3092
             (Name and address, including zip code, and telephone number, including area code, of agent for service)

                                      COPIES TO:

                                 RICHARD T. MCMILLAN
                           COTTON, BLEDSOE, TIGHE & DAWSON
                             500 WEST ILLINOIS, SUITE 300
                                 MIDLAND, TEXAS 79701

                                 --------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this registration statement.

                           CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                       PROPOSED     PROPOSED
                                       MAXIMUM      MAXIMUM
                          AMOUNT       OFFERING     AGGREGATE      AMOUNT OF
TITLE OF SECURITIES        TO BE       PRICE PER    OFFERING     REGISTRATION
TO BE REGISTERED        REGISTERED     UNIT (1)     PRICE (1)        FEE
--------------------------------------------------------------------------------


Common Stock, $.10
 par value......          50,000       $15.3125     $765,625         $232
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the registration fee and computed in accordance with Rule 457(h) based upon the average of the high and low prices for securities of the same class as quoted on the Nasdaq National Market on October 20, 1997.

                              INCORPORATION BY REFERENCE

    The contents of the Registration Statement on Form S-8 relating to the Outside Directors Stock Option Plan of Costilla Energy, Inc. filed on November 21, 1996, file number 333-16515, are incorporated herein by reference.

ITEM 8.  EXHIBITS.

Exhibit No.                    Description of Exhibit
-----------             --------------------------------------------

   4.1** Certificate of Incorporation of the Company, filed as an exhibit to the Company's Registration Statements on Form S-1, Registration No. 333-08913 and Registration No. 333-08909.

   4.2** Bylaws of the Company, filed as an exhibit to the Company's Registration Statements on Form S-1, Registration No. 333-08913 and Registration No. 333-08909.

   4.3** Specimen Common Stock Certificate, filed as an exhibit to the Company's Registration Statement on Form S-1, Registration No. 333-08913

   5.1*                 Opinion of Cotton, Bledsoe, Tighe & Dawson, a
                        Professional Corporation.

  10.1** Outside Directors Stock Option Plan of Costilla Energy, Inc, filed as an exhibit to the Company's Registration Statements on Form S-1, Registration No. 333-08913 and Registration No. 333-08909.

  10.2** First Amendment to Outside Directors Stock Option Plan, filed as an exhibit to the Company's 10-Q for the quarter ended June 30, 1997.

  23.1*                 Consent of KPMG Peat Marwick LLP

  23.2*                 Consent of Williamson Petroleum Consultants, Inc.

  23.3*                 Consent of Elms, Faris & Co., P.C.

  23.4* Consent of Cotton, Bledsoe, Tighe & Dawson, a Professional Corporation (such consent is included in the Opinion filed as Exhibit 5.1 to this Registration Statement.)

  24.1** Power of Attorney, filed as an exhibit to Form S-8 Registration Statement, Registration No. 333-16515.

  24.2** Certified copy of resolution of Board of Directors of Costilla Energy, Inc. authorizing signature pursuant to Power of Attorney, filed as an exhibit to Form S-8 Registration Statement, Registration No. 333-16515.

--------------------------
  * Filed herewith.
 ** These exhibits are incorporated herein by reference to the filing indicated.

                                      SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Midland, State of Texas, on October 24, 1997.

                             COSTILLA ENERGY, INC.
                             (Registrant)


                             By: /S/ BOBBY W. PAGE
                                ------------------------------------------
                                     Bobby W. Page,
                                     Senior Vice President, Treasurer and
                                     Chief Financial Officer



    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                               TITLE                            DATE


/S/CADELL S. LIEDTKE*             Chairman of the Board        October 24, 1997
------------------------------    and Director
Cadell S. Liedtke

/S/MICHAEL J. GRELLA*             President, Chief Executive   October 24, 1997
------------------------------    Officer and Director
Michael J. Grella


/S/HENRY G. MUSSELMAN*            Executive Vice President,    October 24, 1997
------------------------------    Chief Operating Officer
Henry G. Musselman                and Director


 /s/ BOBBY W. PAGE                Senior Vice President,       October 24, 1997
------------------------------    Treasurer, and Chief
Bobby W. Page                     Financial Officer

/S/W. D. KENNEDY*                 Director                     October 24, 1997
------------------------------
W. D. Kennedy


/S/JERRY J. LANGDON*              Director                     October 24, 1997
------------------------------
Jerry J. Langdon


------------------------------    Director
Samuel J. Atkins, III


*By: /s/ BOBBY W. PAGE
    --------------------------
    Bobby W. Page,
    Attorney-in-Fact

Exhibit No.                    Description of Exhibit
-----------             --------------------------------------------

   4.1** Certificate of Incorporation of the Company, filed as an exhibit to the Company's Registration Statements on Form S-1, Registration No. 333-08913 and Registration No. 333-08909.

   4.2** Bylaws of the Company, filed as an exhibit to the Company's Registration Statements on Form S-1, Registration No. 333-08913 and Registration No. 333-08909.

   4.3** Specimen Common Stock Certificate, filed as an exhibit to the Company's Registration Statement on Form S-1, Registration No. 333-08913.

   5.1*                 Opinion of Cotton, Bledsoe, Tighe & Dawson, a
                        Professional Corporation.

  10.1** Outside Directors Stock Option Plan of Costilla Energy, Inc, filed as an exhibit to the Company's Registration Statements on Form S-1, Registration No. 333-08913 and Registration No. 333-08909.

  10.2** First Amendment to Outside Directors Stock Option Plan, filed as an exhibit to the Company's 10-Q for the quarter ended June 30, 1997.

  23.1*                 Consent of KPMG Peat Marwick LLP

  23.2*                 Consent of Williamson Petroleum Consultants, Inc.

  23.3*                 Consent of Elms, Faris & Co., P.C.

  23.4* Consent of Cotton, Bledsoe, Tighe & Dawson, a Professional Corporation (such consent is included in the Opinion filed as Exhibit 5.1 to this Registration Statement.)

  24.1** Power of Attorney, filed as an exhibit to Form S-8 Registration Statement, Registration No. 333-16515.

  24.2** Certified copy of resolution of Board of Directors of Costilla Energy, Inc. authorizing signature pursuant to Power of Attorney, filed as an exhibit to Form S-8 Registration Statement, Registration No. 333-16515.

--------------------------
  * Filed herewith.
 ** These exhibits are incorporated herein by reference to the filing indicated.